SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   August 5, 2003


                           RASCALS INTERNATIONAL, INC.
            -----------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)


          Delaware                0-33145                 84-1195628
     -----------------------------------------------------------------------
  (State of Incorporation)    (Commission File         (IRS Employer
                               Number)                  Identification No.)


        414 Eagle Rock Avenue, Suite 308, West Orange, NJ 07052
        -------------------------------------------------------
               (Address of principal executive offices)

                             (973) 243-8080
                     -----------------------------
                     Registrant's Telephone Number



Item 5    Adoption of Restricted Stock Grant Program

     On August 5, 2003, Rascals' Board of Directors adopted a Restricted Stock Grant Program (the "Program") pursuant to which 2,000,000 shares of Common Stock were reserved.

On the same day, the restricted shares were issued as follows:

         Eduardo Rodriguez       - 1,000,000 shares
         Michael Margolies       - 1,000,000 shares

     The shares issued under the Program are subject to the following restrictions:

     1. After this fiscal year and each of the following four fiscal years (2004 through 2007) one-fifth of the shares granted (the "At-Risk Shares") will be forfeited if Rascals' revenue during the year does not exceed the following thresholds:

         2003  - $ 1,000,000
         2004  - $ 1,500,000
         2005  - $ 2,000,000
         2006  - $ 2,500,000
         2007  - $ 3,000,000

     2. All shares held by a Grantee shall be forfeited if his employment by Rascals terminates prior to the date the restrictions lapse.

     3. The shares granted under the Program cannot be sold, assigned, pledged, transferred or hypothecated in any manner, by operation of law or otherwise, other than by writ or the laws of descent and distribution, and shall not be subject to execution, attachment or similar process. These restrictions will lapse with respect to any At-Risk Shares that are not forfeited as described above.

     4. The restrictions shall also lapse as to all shares granted to a Grantee on the first to occur of (i) the termination of that Grantee's employment with the Company by reason of his disability, (ii) the Grantee's death, (iii) termination of the Grantee's employment by the Company without good reason, or (iv) a change of control of the Company. The Program defines "Change of Control" as an acquisition by a person or group of more than 50% of the Company's outstanding shares, a transfer of the Company's property to an entity of which the Company does not own at least 50%, or the election of directors constituting a majority of the Board who have not been approved by the existing Board.

     During any tax year in which a Grantee realizes taxable income by reason of the lapse of the restrictions on the shares granted under the Program, the Company shall pay to such Grantee a "Gross-Up Bonus" in cash equal to the aggregate of (i) the additional federal, state and local income taxes incurred by Grantee as a result of realization of such taxable income, and (ii) the federal, state and local income tax incurred by the Grantee as a result of the Gross-Up Bonus. In no event shall the Gross-Up Bonus exceed the aggregate of (i) the amount of the tax deduction for which the Company receives a benefit for the tax year of the Company beginning during the tax year of the Grantee in which he realizes taxable income by virtue of the lapse of the restrictions referred to above, and (ii) the amount of the tax deduction for which the Company receives a benefit for such tax year of the Company by virtue of the Gross-Up Bonus.

     There is no requirement under law for the Board of Directors to obtain shareholder approval of the Program. Accordingly, the Board did not seek such approval. The failure to obtain shareholder approval will adversely affect Rascals only if in any year the total compensation paid by Rascals to any of its officers (including taxable "compensation" occurring by reason of the lapse of restrictions on shares granted under the Program) exceeded $1,000,000. In that case Rascals would not be able to take a deduction on its tax return for the excess compensation by reason of its failure to obtain shareholder approval of the Program. The Board of Directors decided, however, that the likelihood of total compensation to any Grantee exceeding
$1,000,000 is sufficiently small that it did not warrant obtaining shareholder approval for the Program.


                                 EXHIBITS

1.      Restricted Stock Grant Program

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RASCALS INTERNATIONAL, INC.


Dated: August 5, 2003    By:/s/ Eduardo Rodriguez
                                -------------------------
                                Eduardo Rodriguez
                                Chief Executive Officer


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                           Exhibit 1


                    RASCALS INTERNATIONAL, INC.

                   RESTRICTED STOCK GRANT PROGRAM


1.  Purpose.

          The purpose of this Restricted Stock Grant Program (the "Program") is (i) to benefit RASCALS INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), by providing the Corporation with an incentive arrangement that may be used to retain in the employ of the Corporation certain persons of training, experience and ability, and (ii) to provide such persons with a greater proprietary interest in and concern for the welfare of the Corporation by providing them with an opportunity to acquire common stock, par value $.001 per share, of the Corporation ("Common Stock'), pursuant to an award of restricted stock ("Restricted Stock") described herein.

2.  Administration.

          (a) The program shall be administered by a committee (the "Committee") consisting of the members of the Board of Directors of the Corporation who are not Grantees (as defined in Paragraph 4). At any time when there are no members of the Board of Directors who are not Grantees, the Board of Directors shall be the Committee. Subject to the express provisions of the Program, the Committee shall have the power to interpret any provision of the Program, to adopt, amend and rescind rules, regulations, terms, notices and agreements relating to the Program and shares of Restricted Stock granted thereunder, and to make all other determinations and take all other action that it deems necessary or advisable for the administration of the Program.

          (b) A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Program may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

          (c) The determinations of the Committee on all matters regarding the Program shall be conclusive. A member of the Committee shall be liable only for actions taken or determinations made in bad faith.

3.  Shares Reserved Under the Program.

          There is hereby reserved for issuance as shares of Restricted Stock under the Program an aggregate of 2,000,000 shares of Common Stock, which may be authorized but unissued shares or shares now or hereafter held in the treasury of the Corporation. In the event that any share of Restricted Stock under the Program is forfeited pursuant to the Program for any reason, such hare, or the forfeited portion thereof, shall be retained by the Corporation and shall not thereafter be subject to new grants of shares of Restricted Stock under the Program.

4.  Grantees.

          Within the limits and pursuant to the terms of the Program, the Committee shall make grants of shares of Restricted Stock to Eduardo Rodriguez and Michael Margolies (hereinafter individually referred to as "Grantee" and collectively referred to as "Grantees") as set forth in Paragraph 5 hereof.

5.  Grants; Forfeiture.

          (a) Immediate upon the adoption of this Program, the Committee shall grant to the Grantees shares of Restricted Stock as follows:


          Grantee                  Granted Shares
          -----------------------------------------
          Eduardo Rodriguez         1,000,000
          Michael Margolies         1,000,000

          (b) Shares of Restricted Stock granted under the Program shall be governed by an agreement (a "Restricted Stock Agreement") in such form consistent with the Program as the Committee shall from time to time determine. Subject to the provisions herein and to the provisions of any related Restricted Stock Agreement, shares of Restricted Stock shall be granted to Grantees, without other payment therefor, as a bonus for services previously rendered to the Corporation. Within 10 days after a grant of shares of Restricted Stock under the Program, the Corporation shall issue, in the name of each Grantee, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee.

          (c) To the extent that the restrictions set forth in Paragraph 7 hereof have not lapsed in accordance with the provisions of Paragraph 8 hereof, shares of Restricted Stock granted under the Program shall be forfeited to the Corporation upon the Grantee's termination of employment with the Corporation and the cessation of his position on the Board of Directors.

          (d) On May 1, 2004 and on May 1 of each of the four years subsequent to 2004 (each May 1 being a "Forfeiture Date"), each of the Grantees shall forfeit to the Corporation the number of Restricted Shares identified below as "At-Risk Shares"unless the Corporation shall have recorded revenue during the preceding fiscal year which exceeded the threshold specified below:

     Year Ended      Revenue
     December 31     Threshold         At-Risk Shares
    ----------------------------------------------------
       2003          $ 1,000,000          200,000
       2004          $ 1,500,000          200,000
       2005          $ 2,000,000          200,000
       2006          $ 2,500,000          200,000
       2007          $ 3,000,000          200,000

     (e) Notwithstanding the provisions of Section 5(d) above, Restricted Shares shall not be subject to forfeiture if the restrictions on said Shares have lapsed pursuant to Section 8 hereof prior to the date for forfeiture specified herein.

     (f) A Grantee shall deliver a certificate for any forfeited shares to the Corporation promptly after the date of forfeiture. Notwithstanding the failure of a Grantee to deliver the certificate for forfeited shares, the Corporation may cause its stock transfer agent to cancel the certificates on the Corporation's stock records as of the date of forfeiture or thereafter.

6.  Adjustment Provisions.

     The aggregate number of shares of Restricted Stock that may be forfeited under the provisions of Paragraph 5 hereof may be appropriately adjusted as the Committee may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split, stock distribution or combination of shares, the payment of a share dividend or any other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Corporation. Adjustments under this Paragraph 6 shall be made according to the sole discretion of the Committee, and its decisions shall be binding and conclusive.

7.  Transfer Restrictions.

     Subject to the provisions of Paragraph 8, none of the shares of Restricted Stock granted under the Program shall be sold, assigned, pledged, transferred or hypothecated in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribu tion, and shall not be subject to execution, attachment or similar process. Each certificate evidencing shares of Restricted Stock issued under the Program shall bear a legend indicating that the transferability of such shares is restricted by and subject to the terms and conditions imposed under the Program.

8.  Lapse of Restrictions.

     (a) On each of the Forfeiture Dates identified in Section 5(d) hereof, if the "At- Risk Shares" subject to forfeiture on that Forfeiture Date are not forfeited, then the restrictions set forth in Paragraph 7 above shall lapse with respect to those At-Risk Shares. Upon the lapsing of restrictions pursuant to this Section 8(a), the shares with respect to which the restrictions have lapsed shall cease to be shares of Restricted Stock for purposes of the Program.

     (b) Notwithstanding anything contained herein to the contrary, to the extent that the restrictions set forth in Paragraph 7 above have not lapsed in accordance with the provisions of subparagraph (a) hereof, and to the extent that such restrictions are not related to shares of Restricted Stock that previously have been forfeited to the Corporation pursuant to Paragraph
5 hereof, such restrictions shall lapse, at which time such shares shall cease to be shares of Restricted Stock for purposes of the Program on the first to occur of (i) the termination of the Grantee's employment with the Corporation by reason of his Disability, (ii) the date of the Grantee's death, (iii) the Grantee's Termination Without Good Reason, or (iv) a Change of Control.

     (c) For purposes of the Program, the following terms shall have the meanings stated:

          "Disability" means a physical or mental condition that, in the opinion of a physician selected by the Committee, has rendered a Grantee unable to perform his usual duties or any comparable duties for the Corporation for a period of at least 180 days.

          "Termination Without Good Reason" means any termination of a Grantee's full-time salaried employment with the Corporation
     (i) by the Corporation for any reason other than (A) the willful and continued failure by a Grantee to substantially perform the duties reasonably attendant to his role as an employee and, if appli-cable, an officer of the Corporation after a written demand for substantial performance is delivered to him by the Corporation that specifically identifies the manner in which the Corporation believes that the Grantee has not substantially performed such duties, (B) the willful engaging by the Grantee in gross misconduct materially and demonstrably injurious to the Corporation, (C) the Grantee's conviction of a crime involving fraud or moral turpitude, or (D) a material breach by the Grantee of the Noncompetition Agreement or Confidentiality Agreement as set forth in Paragraphs 14 and 15 hereof; or (ii) by the Grantee because of (A) a substantial diminution of his duties, (B) a substantial reduction of his compensation, or (C) a breach by the Corporation of any material provision of any employment agreement between the Grantee and the Corporation.
     For purposes of this definition, no act, or failure to act on the Grantee's part, shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Corporation and its subsidiaries.

          "Change of Control" means the earliest of (i) the day on which any entity, person, or group (other than a Grantee or the Grantees) becomes the beneficial owner, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of more than 50% of the outstanding capital stock of the Corporation entitled to vote for the election of directors ("Voting Stock"); (ii) the effective time of a transfer of all or substantially all of the property of the Corporation other than to an entity of which the Corporation owns at least 50% of the Voting Stock; or (iii) the election to the Board, without the recommendation or approval of the incumbent Board, of a number of directors constituting a majority of the number of directors of the Corporation then in office.

     (d) Subject to the provisions of subparagraph (c) hereof but notwithstanding anything else contained herein to the contrary, shares of Restricted Stock awarded under the Program may be (i) tendered in response to a tender offer for or a request or invitation to tenders of outstanding Common Stock of the Corporation, or (ii) may be surrendered in a merger, consolidation or share exchange involving the Corporation, provided that the security and/or other consideration received in exchange therefor shall be subject to the restrictions and conditions applicable to the shares of Restricted Stock at the time of tender or surrender, and to future lapse in accordance with the terms of the Program.

     (e) In the event of any change in the outstanding Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, share split, reverse share split, share distribution or combination of shares or the payment of a share dividend, the shares of Restricted Stock shall be treated in the same manner in any such transaction as other Common Stock. Any Common Stock or other securities received by the Grantee with respect to the shares of Restricted Stock in any such transaction shall be subject to the restrictions and conditions set forth herein.

9.  Dissolution or Liquidation.

     Upon the dissolution or liquidation of the Corporation, each Grantee's rights with respect to shares of Restricted Stock that are subject to forfeiture, as of the date of the occurrence of such event, shall terminate and be forfeited and neither the Grantee nor his heirs, personal representatives, successors or assigns shall have any future rights with respect to any such shares. Notwithstanding the foregoing, the Committee, in its discretion, may (i) adjust the terms of any share of Restricted Stock to give the holder thereof the opportunity to participate in any distribution on Common Stock related to the dissolution or liquidation, or (ii) otherwise provide for a distribution to any holder of any share of Restricted Stock affected by the dissolution or liquidation.

10.  Leave of Absence.

     The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Program in respect of any leave of absence taken by any Grantee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Program, and (ii) the impact, if any, of any such leave of absence on shares of Restricted Stock theretofore granted under the Program to any Grantee who takes such leave of absence.

11.  Death.

     In the event of a Grantee's death, any shares of Restricted Stock or Gross-Up Bonus (as defined in Paragraph 12) due under the Program shall be turned over by the Corporation to the duly appointed and qualified executor or other personal representative of the Grantee to be distributed in accordance with the Grantee's will or applicable intestacy law; or in the event that there shall be no representative duly appointed or qualified within six months after the date of death of such deceased
Grantee, then to such persons as, at the date of his death, would be entitled to share in the distribution of such deceased Grantee's personal estate under the provisions of the applicable statute then in force governing the descent of intestate property in the proportions specified in such statute.

12.  Bonus.

     During any tax year of a Grantee in which he realizes taxable income by virtue of the lapse of restrictions set forth in Paragraph 7 above on shares of Restricted Stock granted to him under the Program, the Corporation shall, at any time during such year, pay to such Grantee a bonus ("Gross-Up Bonus") in cash equal to the aggregate of (i) the additional federal, state and local income taxes incurred by the Grantee as a result of such taxable income, and (ii) the federal, state and local income tax incurred by the Grantee as a result of such Gross-Up Bonus; provided, however, that in no event shall the amount of such Gross-Up Bonus exceed the aggregate of (i) the amount of the tax deduction for which the Corporation receives a benefit for the tax year of the Corporation ending during the tax year of the Grantee in which he realizes taxable income by virtue of the lapse of the restrictions set forth in Paragraph 7 above, and (ii) the amount of the tax deduction for which the Corporation receives a benefit for such tax year of the Corporation by virtue of the Gross-Up Bonus.

13.  Withholding Taxes.

     Whenever a withholding tax obligation arises in connection with the lapse of restrictions on shares of Restricted Stock granted to a Grantee pursuant to the Program, the Corporation shall have the right to require the Grantee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Grantee, as compensation or otherwise, as necessary.

14.  Noncompetition Agreement.

     As a condition precedent to the grant of shares of Restricted Stock to a Guarantee under the Program, the Grantee shall agree that, except in the event of his Termination Without Good Reason, at no time during the period commencing on the date of grant to a Grantee of shares of Restricted Stock under the Program and ending on the date one year following the termination of the Grantee's employment with the Corporation for any reason except Termination Without Good Reason, shall the Grantee;

     (i) engage in, work for, own, manage, operate, control or participate in the ownership, management, operation or control of, or be connected with, or have any financial interest in, any individual, partnership, firm, corporation or institution that is engaged in the business of operating comedy clubs and that has a place of business within one hundred (100) miles of a place of business of the Corporation; or

     (ii) interfere with the relationship between the Corporation and any of its employees, agents or representatives.

15.  Confidentiality Agreement.

     (a) As a condition precedent to the grant of shares of Restricted Stock to a Grantee under the Program, the Grantee shall agree that he will not, without the prior written consent of the Corporation, at any time after the date hereof, disclose or permit to be disclosed to any third party, by any method whatsoever, any material Confidential information of the Corporation for any purpose adverse to the interests of the Corporation. For purposes of the Program, "Confidential Information" shall include, but shall not be limited to, any and all records, notes, memoranda, data, ideas, processes, methods, techniques, systems, formulas, patents, models, devices, programs, computer software, writings, research, personnel information, customer information, the Corporation's financial information, plans, or any other information of whatever nature in the possession or control of the Corporation that has not been published or disclosed to the general public, or that gives to the Corporation an opportunity to obtain an advantage over competitors who do not know of or use it. The Grantee shall further agree that if his employment with the Corporation is terminated for any reason, he will leave ith the Corporation, and will not take originals or copies of, any and all records, papers, programs, computer software and documents and all matter of whatever nature that bears Confidential Information of the Corporation.

     (b) The foregoing subparagraph shall not be applicable if and to the extent the Grantee is required to testify in a judicial or regulatory proceeding pursuant to an order of the judge or an administrative law judge issued after the Grantee and his legal counsel urge that the aforementioned confidentiality be preserved.

     (c) The foregoing covenant will not prohibit the Grantee from disclosing Confidential Information of the Corporation to third parties to the extent that such disclosure is necessary or appropriate in the performance of his duties inherent in his employment with the Corporation.

16.  Relief.

     In the event of a breach, or a threatened or intended breach, by a Grantee of the agreements in Paragraph 14 or 15, the Corporation shall be entitled, in addition to remedies available to the Corporation at law or equity, to injunctions, both preliminary and permanent, enjoining such breach or threatened or intended breach.

17.  Rights as Stockholder.

     Each Grantee shall be entitled to all of the rights of a stockholder with respect to shares of Restricted Stock granted to him under the Program, unless and until such shares are forfeited pursuant to the terms of the Program, including the right to vote such shares and to receive dividends and other distributions payable with respect to such shares since the date of grant of such shares.

18.  Tenure.

     Nothing in the Program or any Restricted Stock Agreement entered into pursuant to the Program shall confer on any Grantee the right to continue in the employment of the Corporation or affect any right that the Corporation may have to terminate the employment of such Grantee or that the Grantee may have to terminate his employment with the Corporation.


19.  Termination and Amendment of Program.

     The Committee may amend, alter or terminate the Program, but no amendment, alteration or termination shall be made that would materially and adversely affect the rights of any Grantee who had theretofore acquired or become entitled to shares of Restricted Stock under the Program, without such Grantee's consent, and except that no amendment or alteration shall be made that, without the approval of the stockholders, would (i) change the Grantees, (ii) increase the aggregate number of shares that may be issued under the Program, except as provided in Paragraph 6 hereof, or (iii) materially increase the benefits accruing to Grantees under the Program.

20.  Severability.

     If any clause, phrase or portion of the Program or other application thereof to any person or circumstance, shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of the Program and shall not affect the application of any clause, provision or portion of the Program to other persons or circumstances.

21.  Government Regulations.

     Notwithstanding any of the provisions hereof, or of any share of Restricted Stock granted hereunder, the obligation of the Corporation to iessue and deliver certificates evidencing shares of Restricted Stock shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges may be required, including, without limitation, the obligation of the Corporation to have a registration statement, or statements, that complies with the provisions of the Securities Act of 1933, as amended, in effec with respect to such shares at the time of such issuance and delivery unless t e Corporation receives evidence satisfactory to it that such issuance and delivery, in absence of such an effective registration statement or statements, would not constitute a violation of the erms and provisions of such Act.

22.  Applicable Law.

     All questions pertaining to the validity, construction and administration of the Program and shares of Restricted Stock granted hereunder shall be termined if determined in conformity with the laws of the State of Delaware.

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